Exhibit 99.42

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-B

KEY PERFORMANCE FACTORS
April 30, 2001



Expected B Maturity 2/18/03


Blended Coupon 5.1945%


Excess Protection Level
3 Month Average   7.75%
April, 2001   7.62%
March, 2001   8.14%
February, 2001   7.50%


Cash Yield19.61%


Investor Charge Offs 4.98%


Base Rate 7.02%


Over 30 Day Delinquency 4.89%


Seller's Interest 9.33%


Total Payment Rate13.70%


Total Principal Balance$58,171,313,434.78


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$5,425,622,873.29